FORUM FUNDS

                              INSTITUTIONAL SHARES



                           Daily Assets Municipal Fund


                        Supplement Dated August 31, 2001
                       to Prospectus Dated January 5, 2001


Effective February 12, 2001, Forum Funds (the "Trust") ceased publicly offering shares of Daily Assets Municipal Fund (the "Fund"). The Board of Trustees of the Trust closed the Fund effective February 28, 2001.